Note 18 - Quarterly Financial Data (in thousands)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Text Block]
NOTE 18— UNAUDITED QUARTERLY FINANCIAL DATA (in thousands, except per share amounts)

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,
2011
Revenue	$113,091	$110,128	$85,301	$76,835
Income from operations	$15,316	$10,767	$8,077	$10,748
Other expense	$(7,700)	$(7,698)	$(5,400)	$(4,990)
Net income attributable to common shareholders	$1,405	$883	$585	$2,789
Net income per common share:
Basic	$.04	$.02	$.02	$.08
Diluted	$.04	$.02	$.02	$.08

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,
2010
Revenue	$93,464	$60,470	$40,110	$60,661
Income (loss) from operations	$10,077	$(3,754)	$(10,884)	$(6,448)
Other expense	$(6,370)	$(5,771)	$(11,414)	$(4,390)
Net loss attributable to common shareholders	$(1,769)	$(18,645)	$(12,064)	$(7,238)
Net loss per common share:
Basic	$(.05)	$(.52)	$(.41)	$(.88)
Diluted	$(.05)	$(.52)	$(.41)	$(.88)